File Nos. 33-13021 & 811-5086

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                            CHURCHILL TAX-FREE TRUST
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-66667
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately

Aquilasm Group of Funds

                       Churchill Tax-Free Fund of Kentucky
               380 Madison Avenue, Suite 2300, New York, NY 10017


                           Notice of Annual Meeting of
                             Shareholders to Be Held
                                on April 29, 2005


To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Churchill Tax-Free Fund of Kentucky (the "Fund") will be held:

Place:            (a)      at Papa John's Cardinal Stadium
                           Brown & Williamson Room
                           2800 South Floyd Street
                           Louisville, Kentucky;

Time:             (b)      on April 29, 2005
                           at 10:00 a.m. Eastern Daylight Time;

Purposes:         (c)      for the following purposes:

                    (i) to elect seven Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected(Proposal No. 1);

                   (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2005 (Proposal No. 2);

                   (iii) to act upon any other  matters  which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.


Who Can
Vote What
Shares:           (d)      To vote at the Meeting, you must have been a
                           shareholder on the Fund's records at the close of business on January 31, 2005 (the "record date").
                           Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).

                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary

March 18, 2005

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                       Churchill Tax-Free Fund of Kentucky
               380 Madison Avenue, Suite 2300, New York, NY 10017

                                 Proxy Statement

                                  Introduction

     The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Churchill Tax-Free Fund of Kentucky (the "Fund"). The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.


     The Fund's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Fund's founder, Aquila Management Corporation. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017.

     A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

     This Notice and Proxy Statement are first being mailed on or about March 18, 2005.

     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:


         (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Telephone Voting

     To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         (3) Internet Voting

     To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

                               General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided or contacting the Fund's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

     Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, and will therefore have the same effect as negative votes.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Fund had four classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.77; Class C Shares, $10.77; Class Y Shares, $10.78; and Class I Shares, $10.77. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the selection of an independent registered public accounting firm. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 21,736,328; Class C Shares, 760,341; Class Y Shares, 4,569,093 and Class I Shares, 706,576.

     On the record date, the following holders held 5% or more of the Fund's outstanding shares. On the basis of information received from the institutional holders the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address               Number of shares            Percent of class
of the holder of
record

Institutional 5% shareholders

SYAG
c/o Stock Yards Bank and Trust
P.O. Box 34290
Louisville, KY             2,390,368 Class A Shares          11.00%

MLPF&S for the sole
 benefit of its customers
4800 Deer Lake Dr East

Jacksonville, FL              67,886 Class C Shares           8.93%
UBS Financial Services Inc.
  FBO Mrs. Frances Carletta Jewell
  Mr. Kenneth Dewany Jewell JTWROS
6971 Mt. Washington Road
Taylorsville, KY              46,324 Class C Shares           6.09%

US Bancorp Investments
FBO 228998431
60 Livingston Avenue
St. Paul, MN                  40,389 Class C Shares           5.31%

Glenview Trust Company
4969 US Highway 42
Suite 2000
Louisville, KY 40222       3,056,899 Class Y Shares          66.90%

Bankdan
c/o Kentucky Trust Company
218 W. Main St.
Danville, KY                 472,881 Class Y Shares          10.35%

J.J.B. Hilliard Lyons
FBO Cardinal Aluminum Co.
501 S. 4th St.
Louisville, KY               250,509 Class Y Shares           5.48%

Danky & Co.
P.O. Box 28
Danville, KY                 243,478 Class Y Shares           5.33%

Pershing LLC
P.O. Box 2052
Jersey City, NJ              606,790 Class I Shares          85.88%

Charles Schwab & Co.
Special Custody Account
FBO Customers
101 Montgomery St.
San Francisco, CA             68,656 Class I Shares           9.72%


Additional 5% shareholders

Ray N. Cossey and Elizabeth
  S. Cossey, Trustees
Cossey Family Revoc. Liv. Trust
c/o Carolyn E. Pitchford
1049 Halifax Bailey Road
Scottsdale, KY                42,634 Class C Shares           5.61%


     The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.


                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, seven Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.


     The following material includes information about each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in April, 2004. All nominees have consented to serve if elected.


Trustees(1)
and Officers
                                                                           Number of
                                                                           Portfolios in    Other Directorships
                          Positions Held with                              Fund             Held by Trustee
                          Fund                                             Complex(4)       (The position held is
Name, Address(2) and      and Length        Principal Occupation(s)        Overseen by      a directorship unless
Date of Birth             of Service(3)     During Past 5 Years            Trustee          indicated otherwise.)

Interested
Trustee(5)



Diana P. Herrmann         Trustee since     Vice Chair and Chief Executive     10                    None
New York, NY              1995 and          Officer of Aquila Management
(02/25/58)                President since   Corporation, Founder of the
                          1999              Aquilasm Group of Funds(6) and
                                            parent of Aquila Investment
                                            Management LLC, Manager, since
                                            2004, President and Chief
                                            Operating Officer since 1997, a
                                            Director since 1984, Secretary
                                            since 1986 and previously its
                                            Executive Vice President, Senior
                                            Vice President or Vice
                                            President, 1986-1997; Chief
                                            Executive Officer and Vice Chair
                                            since 2004 and President, Chief
                                            Operating Officer and Manager of
                                            the Manager since 2003; Vice
                                            Chair, President, Executive Vice
                                            President or Senior Vice
                                            President of funds in the
                                            Aquilasm Group of Funds since
                                            1986; Director of the
                                            Distributor since 1997; trustee,
                                            Reserve Money-Market Funds,
                                            1999-2000 and Reserve Private
                                            Equity Series, 1998-2000;
                                            Governor, Investment Company
                                            Institute (2004) and head of its
                                            Small Funds Committee since
                                            2004; active in charitable and
                                            volunteer organizations.

Non-interested Trustees

Thomas A.                 Chair of the      Vice President of Robinson,        2                     None
Christopher               Board of          Hughes & Christopher, C.P.A.s,
Danville, KY              Trustees since    P.S.C., since 1977; President, A
(12/19/47)                2005 and          Good Place for Fun, Inc., a
                          Trustee since     sports facility, since 1987;
                          1992              currently or formerly active
                                            with various professional and
                                            community organizations.

Douglas Dean              Trustee           Founder and Chairman of the        1                     None
Lexington,                since 1987        Board of Directors, Dean, Dorton
KY                                          & Ford P.S.C., a public
(03/21/49)                                  accounting firm, since 1982;
                                            active as an officer and member
                                            of various charitable and
                                            community organizations.

Theodore T. Mason         Trustee since     Executive Director, East Wind      10      Trustee, Pimco Advisors VIT.
New York, NY              1987              Power Partners LTD since 1994
(11/24/35)                                  and Louisiana Power Partners,
                                            1999-2003; Treasurer, Alumni
                                            Association of SUNY Maritime
                                            College since 2004 (President,
                                            2002-2003, First Vice President,
                                            2000-2001, Second Vice
                                            President, 1998-2000) and
                                            director of the same
                                            organization since 1997;
                                            Director, STCM Management
                                            Company, Inc., 1973-2004; twice
                                            national officer of Naval
                                            Reserve Association, commanding
                                            officer of four naval reserve
                                            units and Captain, USNR (Ret);
                                            director, The Navy League of the
                                            United States New York Council
                                            since 2002; trustee, The
                                            Maritime Industry Museum at Fort
                                            Schuyler, 2000-2004, and the
                                            Maritime College at Fort
                                            Schuyler Foundation, Inc. since
                                            2000.

Anne J. Mills             Trustee since     President, Loring Consulting       4                     None
Castle Rock, CO           1987              Company since 2001; Vice
(12/23/38)                                  President for Business Affairs,
                                            Ottawa University, 1992-2001;
                                            IBM Corporation, 1965-1991;
                                            Budget Review Officer, the
                                            American Baptist Churches/USA,
                                            1994-1997; director, the
                                            American Baptist Foundation;
                                            Trustee, Ottawa University; and
                                            Trustee Emerita, Brown
                                            University.

William J. Nightingale    Trustee since     Retired; formerly Chairman,        2               Ring's End, Inc.
Rowayton, CT              1993              founder (1975) and Senior
(09/16/29)                                  Advisor until 2000 of
                                            Nightingale & Associates,
                                            L.L.C., a general management
                                            consulting firm focusing on
                                            interim management,
                                            divestitures, turnaround of
                                            troubled companies, corporate
                                            restructuring and financial
                                            advisory services.

James R. Ramsey           Trustee since     President, University of           2         Community Bank and Trust,
Louisville, KY            1987              Louisville since November 2002;              Pikeville, KY and Texas
(11/14/48)                                  Professor of Economics,                      Roadhouse Inc.
                                            University of Louisville,
                                            1999-present; Kentucky
                                            Governor's Senior Policy Advisor
                                            and State Budget Director,
                                            1999-2002; Vice Chancellor for
                                            Finance and Administration, the
                                            University of North Carolina at
                                            Chapel Hill, 1998 to 1999;
                                            previously Vice President for
                                            Finance and Administration at
                                            Western Kentucky University,
                                            State Budget Director for the
                                            Commonwealth of Kentucky, Chief
                                            State Economist and Executive
                                            Director for the Office of
                                            Financial Management and
                                            Economic Analysis for the
                                            Commonwealth of Kentucky,
                                            Adjunct Professor at the
                                            University of Kentucky,
                                            Associate Professor at Loyola
                                            University-New Orleans and
                                            Assistant Professor at Middle
                                            Tennessee State University.

Officers

Charles E.                Executive Vice    Executive Vice President of all     N/A                  N/A
Childs, III               President since   funds in the Aquilasm Group of
New York, NY              2003              Funds and the Manager since
(04/01/57)                                  2003; Senior Vice President,
                                            corporate development, formerly
                                            Vice President, Assistant Vice
                                            President and Associate of the
                                            Manager's parent since 1987;
                                            Senior Vice President, Vice
                                            President or Assistant Vice
                                            President of the Aquila
                                            Money-Market Funds, 1988-2003.

Thomas S. Albright        Senior Vice       Senior Vice President and          N/A                   N/A
Louisville, KY            President since   Portfolio Manager, Churchill
(07/26/52)                2000              Tax-Free Fund of Kentucky since
                                            July 2000; Senior Vice
                                            President, Tax-Free Fund For
                                            Utah since 2003, Vice President,
                                            2001-2003 and co-portfolio
                                            manager since 2001; Vice
                                            President and backup portfolio
                                            manager, Tax-Free Trust of
                                            Arizona, since 2004; Vice
                                            President and Portfolio Manager,
                                            Banc One Investment Advisors,
                                            Inc., 1994-2000.


Jerry G. McGrew           Senior Vice       President of the Distributor       N/A                   N/A
New York, NY (06/18/44)   President since   since 1998, Registered Principal
                          1994              since 1993, Senior Vice
                                            President, 1997-1998 and Vice
                                            President, 1993-1997; Senior
                                            Vice President, Aquila Rocky
                                            Mountain Equity Fund and five
                                            Aquila Bond Funds since 1995;
                                            Vice President, Churchill Cash
                                            Reserves Trust, 1995-2001.

Todd W. Curtis            Vice President    Senior Vice President and          N/A                   N/A
Phoenix, AZ               since 2004        Portfolio Manager, Tax-Free
(06/08/49)                                  Trust of Arizona, since August
                                            2004; Vice President and backup
                                            portfolio manager, Churchill
                                            Tax-Free Fund of Kentucky, since
                                            2004; Vice President and
                                            Portfolio Manager, Banc One
                                            Investment Advisors, Inc. and
                                            its predecessors, 1981-2004.

James M. McCullough       Vice President    Senior Vice President or Vice      N/A                   N/A
Portland, OR (06/11/45)   since 2000        President of Aquila Rocky
                                            Mountain Equity Fund and four
                                            Aquila Bond Funds; Senior Vice
                                            President of the Distributor
                                            since 2000; Director of Fixed
                                            Income Institutional Sales, CIBC
                                            Oppenheimer & Co. Inc., Seattle,
                                            WA, 1995-1999.

Jason T. McGrew           Vice President    Vice President, Churchill          N/A                   N/A
Elizabethtown, KY         since 2001        Tax-Free Fund of Kentucky since
(08/14/71)                                  2001, Assistant Vice President,
                                            2000-2001; Investment Broker
                                            with Raymond James Financial
                                            Services 1999-2000 and with J.C.
                                            Bradford and Company 1997-1999;
                                            Associate Broker at Prudential
                                            Securities 1996-1997.

Robert W. Anderson        Chief             Chief Compliance Officer of the    N/A                   N/A
New York, NY (08/23/40)   Compliance        Fund, the Manager and the
                          Officer since     Distributor since 2004,
                          2004 and          Compliance Officer of the
                          Assistant         Manager or its predecessor and
                          Secretary         current parent since 1998 and
                          since 2000        Assistant Secretary of the
                                            Aquilasm Group of Funds since
                                            2000; Consultant, The Wadsworth
                                            Group, 1995-1998.

Joseph P. DiMaggio        Chief Financial   Chief Financial Officer of the     N/A                   N/A
New York, NY              Officer since     Aquilasm Group of Funds since
(11/06/56)                2003 and          2003 and Treasurer since 2000;
                          Treasurer since   Controller, Van Eck Global
                          2000              Funds, 1993-2000.

Edward M. W. Hines        Secretary since   Partner, Hollyer Brady Barrett &   N/A                   N/A
New York, NY              1987              Hines LLP, legal counsel to the
(12/16/39)                                  Fund, since 1989; Secretary of
                                            the Aquilasm Group of Funds.

John M. Herndon           Assistant         Assistant Secretary of the         N/A                   N/A
New York, NY (12/17/39)   Secretary since   Aquilasm Group of Funds since
                          1995              1995 and Vice President of the
                                            three Aquila Money-Market Funds
                                            since 1990; Vice President of
                                            the Manager or its predecessor
                                            and current parent since 1990.

Lori A. Vindigni          Assistant         Assistant Treasurer of the          N/A                  N/A
New York, NY              Treasurer since   Aquilasm Group of Funds since
(11/02/66)                2000              2000; Assistant Vice President
                                            of the Manager or its
                                            predecessor and current parent
                                            since 1998; Fund Accountant for
                                            the Aquilasm Group of Funds,
                                            1995-1998.
Trustees Emeritus(7)

Lacy B. Herrmann          Trustee           Founder and Chairman of the        N/A                   N/A
New York, NY              Emeritus since    Board, Aquila Management
(05/12/29)                2005; Founder,    Corporation, the sponsoring
                          Chairman of the   organization and parent of the
                          Board of          Manager or Administrator and/or
                          Trustees          Adviser or Sub-Adviser to each
                          1987-2004         fund of the Aquilasm Group of
                                            Funds, Chairman of the Manager
                                            or Administrator and/or Adviser
                                            or Sub-Adviser to each since
                                            2004, and Founder, Chairman of
                                            the Board of Trustees, Trustee
                                            and (currently or until 1998)
                                            President of each since its
                                            establishment, beginning in
                                            1984, except Chairman of the
                                            Board of Trustees of Hawaiian
                                            Tax-Free Trust, Pacific Capital
                                            Cash Assets Trust, Pacific
                                            Capital Tax-Free Cash Assets
                                            Trust and Pacific Capital U.S.
                                            Government Securities Cash
                                            Assets Trust through 2003,
                                            Trustee until 2004 and Chairman
                                            of the Board, Emeritus since
                                            2004; Director of the
                                            Distributor since 1981 and
                                            formerly Vice President or
                                            Secretary, 1981-1998; Trustee
                                            Emeritus, Brown University and
                                            the Hopkins School; active in
                                            university, school and
                                            charitable organizations.

Carroll F. Knicely         Trustee          President, Associated              N/A                     N/A
Glasgow, KY                Emeritus since   Publications Inc, Glasgow,
(12/08/28)                 2004             Kentucky; director and member,
                                            Executive Board of West Kentucky
                                            Corporation and director and
                                            Secretary-Treasurer, South Gate
                                            Plaza, Inc. (owner and developer
                                            of shopping centers and
                                            commercial real estate);
                                            director, Vice President and
                                            Treasurer, Knicely and Knicely,
                                            Inc. (owner and developer of
                                            rental properties and
                                            residential real estate); former
                                            trustee, Cambellsville
                                            University; formerly Secretary
                                            of Commerce and Commissioner of
                                            Commerce, Commonwealth of
                                            Kentucky.




(1)The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Churchill Tax-Free Fund of Kentucky, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor.

(6) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 11 funds, which do not include the dormant funds described in footnote 4, are called the "Aquilasm Group of Funds."

(7) A Trustee Emeritus may attend Trustee meetings but has no voting power.



                       Securities Holdings of the Trustees
                                (as of 12/31/04)

                    Dollar Range of                Aggregate Dollar Range of
Name of            Ownership in Churchill          Ownership in Aquilasm
Trustee            Tax-Free Fund of Kentucky(1)    Investment Companies
                                                   Overseen by Trustee(1)

Interested Trustee

Diana P. Herrmann                 B                          E

Non-interested Trustees

Thomas A. Christopher             C                          C

Douglas Dean                      D                          D

Theodore T. Mason                 B                          C

Anne J. Mills                     B                          D

William J. Nightingale            C                          C

James R. Ramsey                   C                          C



(1)     A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager. For its fiscal year ended December 31, 2004, the Fund paid a total of $93,711 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

     The Fund is one of the 11 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquilasm Group of Funds during the Fund's fiscal year. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.


                                 Compensation         Number of
                                 from all             boards on
                 Compensation    funds in the         which the
                 from the        Aquilasm             Trustee
Name             Fund            Group of Funds       serves

Thomas A.
Christopher       $8,500           $16,467                 2

Douglas
Dean              $9,050           $ 9,050                 1

Theodore T.
Mason             $8,550           $63,100                10

Anne J.
Mills             $8,350           $38,275                 4

William J.
Nightingale       $9,125           $18,400                 2

James R.
Ramsey            $8,350           $ 8,685                 2


     Class A Shares may be purchased without a sales charge by certain of the Fund's Trustees and officers.

     The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds. As of January 31, 2005, these funds had aggregate assets of approximately $4.1 billion, of which approximately $2.5 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through two trusts and by his wife. During the fiscal year ended December 31, 2004, the Fund paid $1,156,672 in management fees.

     During the fiscal year ended December 31, 2004, $348,547 was paid under
Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $8,438 was retained by the Distributor. With respect to Class C shares, during the same period $54,943 was paid under Part II of the Plan and $18,314 was paid under Part I of the Shareholder Services Plan. Of these total payments of $73,257 the Distributor retained $12,102. With respect to Class I Shares, during the same period $12,714 was paid under Part III of the Plan and $9,535 was paid under Part II of the Shareholder Services Plan. All of such payments were for compensation.

     The Distributor currently handles the distribution of the funds in the Aquilasm Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by current employees of Aquila Investment Management LLC.

Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund, as that term is defined in the 1940 Act. The members of the Audit Committee are Thomas A. Christopher, Douglas Dean, Theodore T. Mason, Anne J. Mills, William
J. Nightingale and James R. Ramsey. The Committee (i) selects the Fund's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held one meeting during the Fund's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee.

     During the Fund's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).

     The Fund's policy is that all Trustees who can do so attend the Annual Meeting.

     The Fund has a Nominating Committee, consisting of all of the Independent Trustees. The Nominating Committee held no meetings during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, New York, NY 10017. The charter of the Nominating Committee is available on the Fund's website at www.aquilafunds.com.

     Since the beginning of the Fund's most recently completed fiscal year, no Trustee purchased or sold any shares of any class of the Manager or its parent or subsidiaries.

         Vote Required

     To be elected, each nominee must receive the affirmative votes of a majority of the shares present.

                            Ratification or Rejection
                           of Selection of Independent
                        Registered Public Accounting Firm
                                (Proposal No. 2)

     KPMG LLP ("KPMG"), which is currently serving as the Fund's independent registered public accounting firm, has been selected by the Fund's Audit Committee and ratified by the Board of Trustees, including a majority of the Independent Trustees, as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2005. Such selection is submitted to the shareholders for ratification or rejection.

     The following table represents fees for professional audit services rendered by KPMG for the audit of the Fund's annual financial statements for 2003 and 2004, and fees billed for other services rendered by KPMG.

                                             2003              2004

        Audit Fees:                         20,100            20,700

        Audit related fees                       0                 0
                                            ______            ______
            Audit and audit related fees    20,100            20,700

        Tax fees (1)                         8,942             8,350

        All other fees                           0                 0
                                            ______             _____
            Total fees                     $29,042           $29,050
                                           _______           _______

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

     KPMG did not perform any services during the last fiscal year for the Fund's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

     All audit and non-audit services performed by KPMG on behalf of the Fund or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Fund are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

     The Audit Committee has reviewed all services performed and fees charged by KPMG and has accepted KPMG's representation that it is independent in recommending re-appointment of it for the fiscal year ending December 31, 2005.

     KPMG has no direct or indirect financial interest in the Fund or the Manager. It is expected that representatives of KPMG will not be present at the meeting but will be available should any matter arise requiring their presence.

                                  Vote Required

     Approval requires the affirmative votes of a majority of the shares present.


Receipt of Shareholder Proposals

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

     The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

     The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                                IMPORTANT NOTICE

                             PLEASE READ IMMEDIATELY

                       CHURCHILL TAX-FREE FUND OF KENTUCKY

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          to be held on APRIL 29, 2005

                                 PROXY STATEMENT

THE AQUILASM GROUP OF FUNDS
380 MADISON AVENUE, SUITE 2300
NEW YORK, NY  10017

VOTE BY TELEPHONE OR INTERNET OR MAIL
24 Hours a day, 7 days a week

         TELEPHONE
         1-888-221-0697

     To vote your shares by telephone, call toll free 1-888-221-0697. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         INTERNET VOTING
         www.proxyweb.com/aquila

     To vote your shares by the Internet, contact the Fund at www.proxyweb.com/aquila. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         MAIL

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

Please fold and detach card at perforation before mailing.

                             Aquilasm Group of Funds
                       Churchill Tax-Free Fund of Kentucky

                  Proxy for Shareholder Meeting April 29, 2005
               Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of Churchill Tax-Free Fund of Kentucky (the "Fund") whose signature(s)appear(s) below does/do hereby appoint LACY B. HERRMANN, DIANA
P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Friday, April 29, 2005 at Papa John's Cardinal Stadium, Brown & Williamson Room, 2800 South Floyd Street, Louisville, Kentucky, at 10:00 a.m. Eastern Daylight Time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual Meeting Attendance
We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com


Address changes/comments: _______________________________
_________________________________________________________
_________________________________________________________

(If you noted any address changes/comments above, please mark corresponding box on other side.)

Dated: __________________, 2005


_________________________________
 Signature(s) (SIGN IN THE BOX)


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

Churchill Tax-Free Fund of Kentucky

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
  [X]  PLEASE DO NOT USE FINE POINT PENS

1. Election of Trustees

01) Thomas A. Christopher; 02) Douglas Dean; 03) Diana P. Herrmann*; 04) Theodore T. Mason; 05) Anne J. Mills; 06) William J. Nightingale; 07) James R. Ramsey

* interested Trustee


                __
               [__]       FOR ALL
                __
               [__]       WITHHOLD ALL
                __
               [__]       FOR ALL EXCEPT

_____________________


INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line above.



[bolded in printed form]

Management recommends a vote FOR all nominees listed above and FOR the proposal listed at right. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.


2. Action on selection of KPMG LLP as independent registered public accounting firm (Proposal No.2 in Proxy Statement)
                       __             __            __
                  FOR [__]  AGAINST  [__]  ABSTAIN [__]


As to any other matter said proxies shall vote in accordance with their best judgment.
                                                             __
I plan to attend the annual meeting in Louisville           [__]
                                                             __
I plan to attend the outreach meeting in Elizabethtown      [__]


For address changes and/or comments, please check the box at right and write
them on the front where indicated.                _
                                                 [_]


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.